UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2024
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DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)
110 SW 4th Street			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
Dutch Mafia, LLC Fourth Amended and Restated Limited Liability Company Agreement

In connection with its initial public offering, Dutch Bros Inc., a Delaware corporation (the “Company”), as managing member of Dutch Mafia, LLC, a Delaware limited liability company (“Dutch Mafia”) and direct subsidiary of the Company, entered into the Dutch Mafia Third Amended and Restated Limited Liability Company Agreement, dated September 14, 2021 (the “Existing Agreement”) with Dutch Mafia, certain entities over which the Company’s Executive Chairman, Travis Boersma, maintains voting control (the “Co-Founder Entities”) and certain affiliates of TSG Consumer Partners, L.P. (the “Sponsor”). Pursuant to the Existing Agreement and the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), at the option of the holder, a Dutch Mafia Class A common unit (a “Class A Common Unit”), each paired with a share of the Company’s Class B common stock (the “Class B Common Stock”) or Class C common stock (the “Class C Common Stock”), as applicable, may be redeemed or exchanged for a share of the Company’s Class A common stock (the “Class A Common Stock”) on a one-for-one basis. Upon such redemption or exchange of a Class A Common Unit, the corresponding share of Class B Common Stock or Class C Common Stock, as applicable, is cancelled by the Company. The Class A Common Units are non-voting units of Dutch Mafia and have economic rights. The Class B Common Stock and Class C Common Stock are non-economic shares of the Company and generally are entitled to ten votes per share and three votes per share, respectively, subject to certain limitations set forth in the Certificate of Incorporation.

On May 16, 2024, the Company, as managing member of Dutch Mafia, amended and restated the Existing Agreement as set forth in the Dutch Mafia Fourth Amended and Restated Limited Liability Company Agreement (the “Fourth Amended and Restated LLC Agreement”) to de-couple shares of the Class B Common Stock and Class C Common Stock, as applicable, that are surrendered to the Company pursuant to share surrender agreements from the corresponding Class A Common Units (the “Surrendered Shares”) and permit the future redemption or exchange of the decoupled Class A Common Units without the cancellation of the corresponding Surrendered Shares (because such Surrendered Shares will have already been cancelled pursuant to a share surrender agreement entered into between the Company and the holder of such shares of Class B Common Stock or Class C Common Stock, as applicable). The Fourth Amended and Restated LLC Agreement and share surrender agreements entered into between the Company and the Sponsor and/or Co-Founder Entities (including the Class B Share Surrender Agreement described below) will allow the holders of Class B Common Stock and Class C Common Stock to reduce their respective ownership of non-economic voting stock of the Company through the surrender of shares of Class B Common Stock and/or Class C Common Stock while retaining their economic interest in Dutch Mafia through the Class A Common Units, and to exchange or redeem the de-coupled Class A Common Units for shares of the Class A Common Stock in accordance with the Fourth Amended and Restated LLC Agreement and the Certificate of Incorporation. The Company will not reissue any Surrendered Shares.

Share Surrender Agreement

Concurrent with entering the Fourth Amended and Restated LLC Agreement, the Company, Dutch Mafia and the Co-Founder Entities entered into a Share Surrender Agreement, dated May 16, 2024 (the “Class B Share Surrender Agreement”), pursuant to which the Co-Founder Entities transferred and surrendered to the Company 23,000,000 shares of Class B Common Stock (the “Class B Surrendered Shares”). Immediately following the transfer and surrender of such shares to the Company, the Company cancelled the Class B Surrendered Shares. Following the cancellation of the Class B Surrendered Shares, the Co-Founder Entities and the Sponsor will hold approximately 70.3% and 10.3% of the voting power of the Company, respectively. The Company will not reissue the Class B Surrendered Shares.

Limitation Agreement

The Company and the Co-Founder Entities entered into a Limitation Agreement on May 16, 2024, to provide contractual limitations on the voting power of each of the Co-Founder Entities whereby each of the Co-Founder Entities committed to automatically forfeiting additional shares of Class B Common Stock it holds to the extent necessary to ensure none of the Co-Founder Entities individually holds, at any time, 50% or more of the total combined voting power of all classes of the Company’s capital stock entitled to vote.

The foregoing are summaries only and does not purport to be a complete description of all of the terms, provisions, and agreements contained in the Fourth Amended and Restated LLC Agreement, the Class B Share Surrender Agreement or the Limitation Agreement and are subject to and qualified in their entirety by reference to the complete text of the Fourth Amended and Restated LLC Agreement, the Class B Share Surrender Agreement and the Limitation Agreement, copies of which are attached hereto as Exhibit 10.1, 10.2, and 10.3, respectively, and incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On May 14, 2024, Dutch Bros Inc. (the Company) held its 2024 annual stockholders’ meeting (the Annual Meeting). At the Annual Meeting, a total of 159,683,101 shares of all classes of the Company’s common stock, together representing a total of 777,389,675 votes, or approximately 97.8% of the voting power of all classes of the Company’s common stock on March 19, 2024 and entitled to vote at the Annual Meeting, were present remotely or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 1, 2024:
Proposal One - Election of Directors. The following nominees were elected as directors, each to serve until the 2025 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
•Directors elected by the holders of the Company’s Class A common stock, Class B common stock, Class C common stock, and Class D common stock, voting together as a single class:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Travis Boersma	748,433,149	96.3%	9,617,124	1.2%	175,508	19,163,894
Christine Barone	750,639,458	96.6%	7,406,061	1.0%	180,262	19,163,894
C. David Cone	757,809,436	97.5%	222,627	—%	193,718	19,163,894
Thomas Davis	739,179,662	95.1%	18,854,307	2.4%	191,812	19,163,894
Kathryn George	749,755,343	96.4%	8,278,064	1.1%	192,374	19,163,894
Stephen Gillett	734,999,625	94.5%	23,035,390	3.0%	190,766	19,163,894
Ann M. Miller	733,307,354	94.3%	24,732,660	3.2%	185,767	19,163,894

•Director elected by the holders of the Company’s Class C common stock, voting as a separate class:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Sean Sullivan	89,605,635	100.0%	—	—%	—	—
Proposal Two - Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024 was ratified. The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstentions
776,432,963	99.9%	528,887	0.1%	427,825

Proposal Three - Approval, on a Non-binding, Advisory Basis, of the Compensation of our Named Executive Officers. The compensation of the Company’s named executive officers was approved, on a non-binding, advisory basis. The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
757,540,859	97.4%	450,901	0.1%	234,021	19,163,894
Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
10.1	Fourth Amended and Restated Limited Liability Company Agreement of Dutch Mafia, LLC, dated May 16, 2024.
10.2	Share Surrender Agreement, by and among the Company, Dutch Mafia, LLC, DMI Holdco, LLC, DM Individual Aggregator, LLC and DM Trust Aggregator, LLC, dated May 16, 2024.
10.3	Limitation Agreement, by and among the Company, DMI Holdco, LLC, DM Individual Aggregator, LLC and DM Trust Aggregator, LLC, dated May 16, 2024.
104	Cover Page with Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	May 20, 2024	By:	/s/ Victoria Tullett
Victoria Tullett
Chief Legal Officer and Corporate Secretary